UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 13, 2026

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1601 Utica Avenue South, Suite 900 St. Louis Park, MN	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 453-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
9.375% Senior Notes Due 2030	TWOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 13, 2026, CrossCountry Intermediate Holdco, LLC (“CCM”) and CrossCountry Merger Corp., a wholly owned subsidiary of CCM (“Merger Sub”), delivered to Two Harbors Investment Corp. (“Two Harbors”), a letter irrevocably waiving the restrictions set forth in Section 6.1(b)(i) of the Agreement and Plan of Merger, dated as of March 27, 2026, as amended on April 28, 2026, and as further amended on May 7, 2026, by and among Two Harbors, CCM, and Merger Sub (the “CCM Merger Agreement”), to permit Two Harbors to declare and pay a pro-rated dividend on Two Harbors common stock for the quarter in which the proposed merger pursuant to the CCM Merger Agreement (the “CCM merger”) closes (the “Permitted Stub Period Dividend”).

As previously disclosed, prior to the closing of the CCM merger, Two Harbors intends to pay regular quarterly dividends in the ordinary course consistent with past practice for all completed quarterly periods. The Permitted Stub Period Dividend would be payable in the event that the CCM merger does not close as of a quarter end date. The per share Permitted Stub Period Dividend amount payable by Two Harbors will be an amount equal to Two Harbors’ most recent quarterly dividend on Two Harbors common stock actually paid before the closing of the proposed CCM merger (up to $0.34 per share of Two Harbors common stock), multiplied by the number of days elapsed since the end of the calendar quarter immediately preceding the calendar quarter in which the closing of the proposed CCM merger occurs through and including the day prior to the closing date of the proposed CCM merger, and divided by the actual number of days in the calendar quarter in which such dividend is declared. The record date for the Permitted Stub Period Dividend will be immediately prior to the effective time of the proposed CCM merger, and Two Harbors stockholders of record as of such time will be entitled to receive the Permitted Stub Period Dividend. The payment of the Permitted Stub Period Dividend will be conditioned on the closing of the proposed CCM merger and will be paid as promptly as practicable following the effective time of the proposed CCM merger.

FORWARD-LOOKING STATEMENTS

This report on Form 8-K may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the proposed CCM merger, Two Harbors’ and CCM’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed CCM merger, the ability of the parties to complete the proposed CCM merger considering the various closing conditions; and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this report on Form 8-K that address activities, events or developments that Two Harbors or CCM expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “would,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Two Harbors’ ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although Two Harbors believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report on Form 8-K. These include, among other things: the payment of future dividends by Two Harbors, the expected timing and likelihood of completion of the proposed CCM merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed CCM merger; the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed CCM merger, including stockholder approval by Two Harbors’ stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed CCM merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed CCM merger; the risk that any announcements relating to the proposed CCM merger could have adverse effects on the market price of Two Harbors common stock; the risk that the proposed CCM merger and its announcement could have an adverse effect on the ability of Two Harbors to retain and hire key personnel and the effect on Two Harbors’ operating results and business generally; the outcome of any legal proceedings relating to the proposed CCM merger, including stockholder litigation in connection with the proposed CCM merger; the risk that restrictions during the pendency of the proposed CCM merger may impact Two Harbors’ ability to pursue certain business opportunities or strategic transactions; that Two Harbors may be adversely affected by other economic, business or competitive factors; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions and market conditions; conditions in the market for mortgage-related investments; and legislative and regulatory changes that could adversely affect Two Harbors’ business. All such factors are difficult to predict and are beyond the control of Two Harbors and CCM, including those detailed in Two Harbors’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on Two Harbors’ website at www.twoinv.com/investors and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each of the forward-looking statements of Two Harbors is based on assumptions that Two Harbors believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Two Harbors does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed CCM merger, Two Harbors filed with the SEC a definitive proxy statement (the “Proxy Statement”) on April 20, 2026. The Proxy Statement was first mailed to Two Harbors stockholders on or about April 20, 2026, and was thereafter supplemented. The proposed CCM merger will be submitted to the Two Harbors stockholders for their approval. Two Harbors may also file other documents with the SEC regarding the proposed transaction. The Proxy Statement contains important information about the proposed CCM merger and related matters. This report on Form 8-K is not a substitute for the Proxy Statement or any other documents that Two Harbors may file with the SEC or send to its stockholders in connection with the proposed CCM merger. INVESTORS AND SECURITYHOLDERS OF TWO HARBORS ARE ADVISED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED CCM MERGER (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CCM MERGER AND RELATED MATTERS. Investors and securityholders may obtain a free copy of the Proxy Statement and all other documents filed or that will be filed with the SEC by Two Harbors on the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Two Harbors will be made available free of charge on Two Harbors’ website at www.twoinv.com/investors or by directing a request to: Two Harbors Investment Corp., 1601 Utica Avenue South, Suite 900, St. Louis Park, MN 55416, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

Two Harbors and its directors, executive officers and certain other members of management and employees of Two Harbors may be deemed to be “participants” in the solicitation of proxies from the Two Harbors stockholders in connection with the proposed CCM merger. Securityholders can find information about Two Harbors and its directors and executive officers and their ownership of TWO common stock in the Proxy Statement. Please also refer to the sections in Two Harbors’ Form 10-K/A filed with the SEC on April 27, 2026 captioned “Compensation Discussion and Analysis,” “Summary Compensation Table” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes in the holdings of Two Harbors’ securities by its directors or executive officers from the amounts described in the Form 10-K/A have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Form 10-K/A and are available on the SEC’s website at www.sec.gov. Additional information regarding the interests of such individuals in the proposed CCM merger is included in the Proxy Statement relating to the proposed CCM merger. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026

TWO HARBORS INVESTMENT CORP.

By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Chief Legal Officer and Secretary

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